UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                               FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                            January 1, 2005
           Date of Report (Date of earliest event reported)

                           TelVue Corporation
       (Exact name of registrant as specified in its charter)

          Delaware               0-17170           51-0299879
 (State or other jurisdiction  (Commission     (I.R.S. Employer
   of incorporation)            File Number)   Identification No.)


                       16000 Horizon Way, Suite 500,
                       Mt. Laurel, New Jersey  08054
                  (Address of principal executive offices)


                              856-273-8888
           (Registrant`s telephone number, including area code)


                                 N/A
    (Former name or former address,if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____ Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule
      14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule
      13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02  	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
            OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Effective January 1, 2005, Joseph Murphy was appointed President and Chief Executive Officer of TelVue Corporation (the "Corporation") He replaced Frank Carcione who continues to remain with the Corporation as a director and work in an advisory position for the foreseeable future. Mr. Murphy is currently a director of TelVue and has been since 1997. Prior to his appointment as President and Chief Executive Officer, Mr. Murphy was the Executive Vice President of Sales and Operations and Division President of Source Communications Group.
He was appointed to the position of Division President in March 2001. Mr. Murphy had held the position of Executive Vice President of Sales and Operations since September 1994.
Prior to that appointment, Mr. Murphy had been Vice President of Sales since joining TelVue in 1986.


                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:	January 5, 2005   TelVue Corporation


                         By:    /s/ Joseph Murphy
                                -----------------
                         Name:  Joseph Murphy
                         Title: President and Chief Executive Office